FILED #C8151-2000
  MAY 22 2000
IN THE OFFICE OF
/S/ DEAN HELLER
DEAN HELLER, SECRETARY OF STATE

                                   CERTIFICATE

                                       OF

                            AMENDMENT AND RESTATEMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                       CASINOVATIONS OPERATING CORPORATION



         The undersigned hereby certify:

         1. That they are the President and Secretary of Casinovations Operating Corporation, a Nevada corporation (the "Corporation").

         2. That the Corporation's Board of Directors, by duly adopted resolution, approved the amendment and restatement of the Corporation's Articles of Incorporation, as set forth herein, by unanimous written consent, and recommended that such proposal to amend and restate the Corporation's Articles of Incorporation be submitted to the Corporation's sole stockholder for approval.

         3. That the Corporation's sole stockholder, by duly adopted resolution, approved the proposed amendment and restatement to the Corporation's Articles of Incorporation, as set forth herein, by written consent of the sole stockholder.

4. That only Article I of the Corporation's Articles of Incorporation will be amended, reflecting that the Corporation's name will be changed from "Casinovations Operating Corporation" to "Casinovations, Inc.".

         5. That the Corporation's Articles of Incorporation shall hereby be amended and restated to read in its entirety as follows:

                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                               CASINOVATIONS, INC.

                              A NEVADA CORPORATION


         I, THE UNDERSIGNED, being the original incorporator herein named, for the purpose of forming a corporation under Chapter 78 of the Nevada Revised Statutes (the "NRS"), to do business both within and without the State of Nevada, do make and file these Articles of Incorporation hereby declaring and certifying that the facts herein stated are true:

                                    ARTICLE I
                                      NAME
                                      ----

         The name of the corporation is Casinovations, Inc. (the "Corporation").

                                   ARTICLE II
                      RESIDENT AGENT AND REGISTERED OFFICE
                      ------------------------------------

         The name and address of the Corporation's resident agent for service of process is Stacie L. Brown, 6830 Spencer Street, Las Vegas, Nevada 89119.

                                   ARTICLE III
                                     PURPOSE
                                     -------

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

                                   ARTICLE IV
                                 SHARES OF STOCK
                                 ---------------

         SECTION 4.1. CAPITAL STOCK. The Corporation is authorized to issue one thousand (1,000) shares of $.001 par value common stock ("Common Stock"), which may be issued for such consideration as may be fixed from time to time by the Board of Directors. The shares of authorized Common Stock of the Corporation shall be identical in all respects and shall have equal rights and privileges.

         SECTION 4.2. VOTING POWER FOR HOLDERS OF COMMON STOCK. Except as otherwise provided in these Articles of Incorporation, each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by him or her on all matters submitted to stockholders for a vote.

                                    ARTICLE V
                                    DIRECTORS
                                    ---------

         The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which initially shall consist of six (6) directors. Provided that the Corporation has at least one director, the number of directors may at any time or times be increased or decreased as provided in the bylaws. The names, addresses and categories of the initial members of the Board of Directors are as follows:

                     NAME                                     ADDRESS
                     ----                                     -------

                 Jill Bayless                          6830 Spencer Street
                                                       Las Vegas, Nevada 89119
                 Steven J. Blad                        6830 Spencer Street
                                                       Las Vegas, Nevada 89119
                 Richard Jaslow                        6830 Spencer Street
                                                       Las Vegas, Nevada 89119
                 Ronald O. Keil                        6830 Spencer Street
                                                       Las Vegas, Nevada 89119
                 Jamie McKee                           6830 Spencer Street
                                                       Las Vegas, Nevada 89119
                 Bob L. Smith                          6830 Spencer Street
                                                       Las Vegas, Nevada 89119


                                   ARTICLE VI
                                     BYLAWS
                                     ------

         The Board of Directors shall have power to make, alter, amend and repeal the bylaws of the Corporation. Any bylaws made by the Board of Directors under the powers conferred hereby may be altered, amended or repealed by a majority vote of the entire Board of Directors or by a two-thirds vote of all of the stock issued and outstanding at any annual or special meeting of stockholders, provided that notice of intention to amend shall have been contained in the notice for such meeting.

                                   ARTICLE VII
                                  INCORPORATOR
                                  ------------

         The name and address of the incorporator of the Corporation is Stacie
L. Brown, 6830 Spencer Street, Las Vegas, NV 89119.

                                  ARTICLE VIII
                       DIRECTORS' AND OFFICERS' LIABILITY
                       ----------------------------------

         A director or officer of the Corporation shall not be personally liable to this Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the unlawful payment of distributions. Any repeal or modification of this article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

                                   ARTICLE IX
                                    INDEMNITY
                                    ---------

         Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

         Without limiting the application of the foregoing, the Board of Directors may adopt Bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted under the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person. The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee, or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

                                    ARTICLE X
                            GAMING REGULATORY MATTERS
                            -------------------------

         If the Nevada Gaming Commission or the governing gaming regulatory agency of a jurisdiction in which the Corporation holds a privileged license (collectively "Gaming Regulatory Authorities") at any time determines that a holder of stock or other security of this Corporation is unsuitable to hold such stock or other security, then, until such stock or security is no longer owned by such person, (a) the Corporation shall not be required or permitted to pay any dividend or interest with respect to the stock or security, (b) the holder of such stock or security shall not be entitled to vote on any matter as the holder of such stock or security, and such stock or security shall not, for any purpose whatsoever, be included in the stock or security of the Corporation entitled to vote, and (c) the Corporation shall not pay any remuneration in any form to the holder of such stock or security.

                                       --

         If the Gaming Regulatory Authorities determine that a holder of stock or other security of this Corporation is unsuitable, such holder shall, upon written demand of the Corporation, relinquish ownership of such stock or security and, if the Corporation determines it to be necessary, the Corporation may purchase such stock or security for cash at fair market value to be determined at the sole discretion of the Corporation.

         IN WITNESS WHEREOF, we have hereunto set our hands this 19th day of May 2000, hereby declaring and certifying that the facts stated hereinabove are true.




                                    /s/ Steven J. Blad
                                    -------------------------------------
                                    Steven J. Blad, President



                                    /s/ Stacie L. Brown
                                    -------------------------------------
                                    Stacie L. Brown, Secretary




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